Exhibit 10.1
AMENDMENT TO SERVICE AGREEMENT
     THIS AMENDMENT TO SERVICE AGREEMENT (the “Amendment”), made as of this 1st day of December, 2005, by and between Cronos Containers Limited, a company incorporated in England and whose registered office is at the Ice House, Dean Street, Marlow, Buckinghamshire SL7 3AB, England (“Employer”), and Frank P. Vaughan (“Employee”),
W I T N E S S E T H:
     WHEREAS, Employer and Employee entered into a Service Agreement, dated as of April 20, 2000, as amended December 17, 2001, November 5, 2002, December 15, 2003, and July 8, 2005 (hereinafter, the “Service Agreement”); and
     WHEREAS, pursuant to clauses 2.1 and 2.2 of the Service Agreement, Employer agreed to employ Employee, and Employee agreed to serve in the employ of the Employer, on an exclusive and full-time basis, as the Senior Vice President — Finance of Employer, until November 30, 2006, subject to earlier termination pursuant to the provisions of the Service Agreement; and
     WHEREAS, on March 17, 2005, effective March 31, 2005, Employee was appointed Chief Financial Officer and Senior Vice President; and
     NOW, THEREFORE, in consideration of the mutual covenants herein contained Employer and Employee hereto agree as follows:
     1. Extension of Term of Service Agreement. Employer agrees to employ the Employee, and the Employee agrees to serve in the employ of the Employer, on an exclusive and full-time basis, as Chief Financial Officer and Senior Vice President, subject to the supervision and direction of that person or persons set forth in the Service Agreement, until November 30, 2007, unless such period is sooner terminated by either party giving the other not less than three (3) months written notice subject to the provisions of clauses 13.1 or 13.3 of the Service Agreement.
     2. Continuance in Force of Service Agreement. Other than as specifically amended hereby, the terms and provisions of the Service Agreement shall remain in full force and effect.

[Signature page follows.]

     IN WITNESS WHEREOF, the Employer and the Employee have signed this Amendment, effective as of the day and year first above written.

“EMPLOYER”

CRONOS CONTAINERS LIMITED

By	/s/ John C. Kirby

Its	Director

“EMPLOYEE”

/s/ Frank P. Vaughan

FRANK P. VAUGHAN

2